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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) July 11, 2001

                             TECHNEST HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


          333-72975                                   88-0357272
   (Commission File Number)                (IRS Employer Identification Number)


             ONE CAPITAL CITY PLAZA, 3350 Peachtree RD., SUITE 1050
                             ATLANTA, GEORGIA 30326
                    (Address of principal executive offices)

                                 (404) 816-5339
              (Registrant's telephone number, including area code)




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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


      This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" or "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward looking statements are subject to certain risks, uncertainties and assumptions relating to our operations and results of operations, competitive factors in our industry, economic conditions, regulatory and technological developments and other risks and uncertainties that may be beyond our control. Such risks and uncertainties include, but are not limited to, availability of capital to finance future capital expenditures necessary to maintain and expand our operations, the implementation of our business strategies, as well as numerous other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our future performance and actual results of operations may vary significantly from those that we anticipate or project.
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ITEM 5.  OTHER EVENTS.

      On July 11, 2001, Financial Intranet, Inc. ("Financial Intranet" or the "Company") completed its acquisition of all the outstanding capital stock of Technest.com, Inc., a Delaware corporation ("Technest"), pursuant to an Agreement and Plan of Reorganization dated March 21, 2001, among Financial Intranet, Technest and all of the stockholders of Technest (the "Agreement"). The stockholders of Technest have received an aggregate of 33,450,000 shares of Financial Intranet's common stock in exchange for all of the outstanding shares of Technest common stock owned by them. Technest is now a wholly-owned subsidiary of Financial Intranet. The 33,450,000 shares of Financial Intranet common stock issued to the Technest stockholders is equal to approximately 90% of the total number of Financial Intranet shares of common stock currently outstanding.

      On March 19, 2001, the Board of Directors of Financial Intranet approved a 1-for-35 reverse split of Financial Intranet's common stock. After the reverse split became effective on April 2, 2001, Financial Intranet possessed only 10,000,000 shares of common stock available for issuance to Technest's stockholders. To complete the transaction, on March 19, 2001, Financial Intranet's Board of Directors unanimously approved, and recommended to Financial Intranet's stockholders, an amendment to Financial Intranet's Articles of Incorporation to increase the number of the company's authorized shares of common stock to 500,000,000 (the "Authorized Share Increase"). On June 14, 2001, the Company filed a Definitive Proxy Statement on Schedule 14A describing the items to be presented to the stockholders for approval. On June 28, 2001, holders of a majority of Financial Intranet's outstanding shares of common stock voted on and approved, among other things, (i) a change of name from "Financial Intranet, Inc." to "Technest Holdings, Inc." and (ii) the Authorized Share Increase. The name change and the Authorized Share Increase became effective on July 9, 2001, upon the filing of the Company's Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State. On July 11, 2001, Financial Intranet delivered the remaining 23,450,000 shares of its common stock it owed to the Technest stockholders under the Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

      None.

Exhibits

      See Exhibit Index attached hereto and incorporated herein by reference.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Technest Holdings, Inc. has caused the undersigned, who is duly authorized, to sign this report on its behalf.

                                    TECHNEST HOLDINGS, INC.


                                    By: /s/ Michael S. Sheppard
                                        ----------------------------
                                        Michael S. Sheppard


Date: August 9, 2001
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                                  EXHIBIT INDEX

Exhibit Number                            Description
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    3.1              Articles of Amendment to Articles of Incorporation filed
                     July 9, 2001.

   99.1              Press Release dated August 6, 2001.